CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Sep. 27, 2014	Sep. 28, 2013	Sep. 29, 2012
Net sales	$ 182,795	$ 170,910	$ 156,508
Cost of sales	112,258	106,606	87,846
Gross margin	70,537	64,304	68,662
Operating expenses:
Research and development	6,041	4,475	3,381
Selling, general and administrative	11,993	10,830	10,040
Total operating expenses	18,034	15,305	13,421
Operating income	52,503	48,999	55,241
Other income/(expense), net	980	1,156	522
Income before provision for income taxes	53,483	50,155	55,763
Provision for income taxes	13,973	13,118	14,030
Net income	$ 39,510	$ 37,037	$ 41,733
Earnings per share:
Basic	$ 6.49	$ 5.72	$ 6.38
Diluted	$ 6.45	$ 5.68	$ 6.31
Shares used in computing earnings per share:
Basic	6,085,572	6,477,320	6,543,726
Diluted	6,122,663	6,521,634	6,617,483
Cash dividends declared per common share	$ 1.82	$ 1.64	$ 0.38